S000028687 [Member] Investment Strategy - Variable Portfolio - Partners International Core Equity Fund	Dec. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of foreign issuers, located or traded in countries other than the U.S., that are believed to offer strong growth potential. While the Fund may invest in companies of any size, under normal circumstances, the Fund generally invests its assets in companies whose market capitalizations fall within the range of the companies that comprise the MSCI Europe, Australasia and Far East (EAFE) Index (the Capitalization Index). The market capitalization range of the companies included within the Capitalization Index was $3.1 billion to $500.5 billion as of March 31, 2026. The market capitalization range and composition of companies in the Capitalization Index are subject to change. As such, the size of the companies in which the Fund invests may change. The Fund may continue to hold a security even if the company’s market capitalization is no longer within the range of the Capitalization Index. The Fund may invest directly in foreign securities or indirectly through depositary receipts. From time to time, the Fund may focus its investments in certain countries or geographic areas, including the Asia Pacific region and Europe. The Fund may at times emphasize one or more sectors in selecting its investments, including the financials sector.
Issues such as climate change, environmental performance, labor standards and corporate governance, among others, may be evaluated in the assessment of an investment's risk and potential for profitability.